SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): July 31, 2008

                                GAS SALVAGE CORP.
                           ------ ------------------
             (Exact name of Registrant as specified in its charter)



               Nevada                     None                  36-4613360
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 (State or other jurisdiction     (Commission File No.)       (IRS Employer
of incorporation)                                           Identification No.)


                      Suite 153, 333 River Front Ave., S.E.
                        Calgary, Alberta, Canada T2G 5R1
                  --------------------------------------------
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (866) 822-0325
                                                           ---------------


                                       N/A
                ------------------------------------------------
          (Former name or former address if changed since last report)




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Item 8.01   Other Events

      Pursuant to the provisions of N.R.S. 78.207 the Company's director adopted a resolution approving a three-for-one forward split of the Company's common stock.

      Pursuant to the provisions of N.R.S. 78.390 a majority of the Company's shareholders has approved a resolution changing the Company's name to Pinnacle Energy Corp.

      The forward split and the name change will be effective when FINRA (formerly the NASD) approves the documentation pertaining to the stock split and the name change.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   August 4, 2008
                                          GAS SALVAGE CORP.


                                          By:  /s/ Nolan Weir
                                              --------------------------------
                                              Nolan Weir
                                              President